SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) . . . . . . . March 18, 1996


                                CORCAP, INC.
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           (Exact name of registrant as specified in its charter)



Nevada                   1-09964             06-1237135
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other          (Commission         (I.R.S. Employer
jurisdiction of          File Number)        Identification No.)
Incorporation)


120 Union Street, Willimantic, CT                 06226
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code. (203) 456-4187



 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        (Former name or former address, if changed since last report)


Item 4 -  Changes in Registrant's Certifying Accountants.

     On March 18, 1996, the Registrant engaged Deloitte & Touche LLP to become the Registrant's principal independent accountant and to report on its financial statements for its 1995 fiscal year. The Registrant did not consult with Deloitte & Touche LLP concerning (i) the application of accounting principles to any specified transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements. Nor did it consult with Deloitte & Touche LLP about any disagreement or reportable event as those terms are defined and described in Item 304(a) of Regulation S-K.

     The Registrant's prior independent accountants resigned on January 2, 1996, which resignation was reported by the Registrant on a Current Report on Form 8-K dated and filed January 5, 1996. The Registrant's Board of Directors was aware of that resignation and approved the engagement of Deloitte & Touche LLP as the Registrant's new independent accountants.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CORCAP, INC.


                                   /s/ Diane W. Burns
                                   Diane W. Burns, President

Date: March 19, 1996